                                                                   Exhibit 10.4

                                                                 EXECUTION COPY



                                ESCROW AGREEMENT


            ESCROW AGREEMENT, dated as of May 11, 2000, among HotJobs.com, Ltd., a Delaware corporation ("PARENT"), the individuals and entities listed on
SCHEDULE I hereto (each, a "SHAREHOLDER" and together, the "SHAREHOLDERS"), and United States Trust Company of New York, as escrow agent (the "ESCROW AGENT").

            WHEREAS, concurrently with the execution and delivery of this Agreement and pursuant to an Agreement and Plan of Merger dated as of April 25, 2000 (the "MERGER AGREEMENT"; capitalized terms not defined herein shall have the meanings ascribed to them in the Merger Agreement) among Parent, Resumix Acquisition Corp., a Delaware corporation, Resumix, Inc., a Delaware corporation ("RESUMIX"), and the Shareholders, Parent is issuing to the Shareholders shares of common stock, par value $.01 per share, of Parent ("PARENT COMMON STOCK") and Resumix is becoming a wholly-owned subsidiary of Parent;

            WHEREAS, the Merger Agreement provides that Parent, the Shareholders and the Escrow Agent enter into this Agreement and that the Shareholders deposit with the Escrow Agent a portion of the shares of Parent Common Stock received by them on the date hereof pursuant to the Merger Agreement in order to provide a fund for indemnity payments that the Shareholders become obligated to make to the Indemnified Parties as and to the extent provided in Article X of the Merger Agreement; and

            WHEREAS, the Shareholders have appointed General Atlantic Partners 60, L.P. as their representative to give and receive all notices to be given to and received by the Shareholders under SECTION 5 of this Agreement (the "REPRESENTATIVE");

            NOW, THEREFORE, Parent, the Shareholders and the Escrow Agent hereby agree as follows:

            1. APPOINTMENT OF THE ESCROW AGENT; DEPOSIT OF ESCROW SHARES. The Shareholders and Parent hereby constitute and appoint the Escrow Agent as, and the Escrow Agent hereby agrees to assume and perform the duties of, the escrow agent under and pursuant to this Agreement. The Escrow Agent acknowledges receipt of an executed copy of the Merger Agreement and this Agreement and of a certificate from each Shareholder with duly endorsed stock powers attached, representing the number of shares of Parent Common Stock set forth opposite such Shareholder's name on SCHEDULE 1 hereto (such shares being referred to herein collectively as the "ESCROW SHARES").

            2. HOLDING OF THE ESCROW SHARES. The Escrow Agent shall hold each Shareholder's Escrow Shares in escrow in the separate account maintained for the benefit of such

Shareholder and Parent. The Escrow Shares shall not be subject to lien or attachment by any creditor of any party hereto and shall be used solely for the purpose set forth in this Agreement. The Escrow Shares or any proceeds thereof shall not be available to, and shall not be used by, the Escrow Agent to set off any obligations of any of the Shareholders or of Parent owing to the Escrow Agent in any capacity.

            3. DIVIDENDS AND OTHER DISTRIBUTIONS. The Escrow Agent shall, upon receipt thereof, deposit any dividends or other distributions made in respect of any Shareholder's Escrow Shares in a separate account of the Escrow Agent maintained for such Shareholder for such purpose (which account will, in the case of cash dividends or other cash distributions, be an interest-bearing account). In the event that the Escrow Shares are exchanged for any other securities and/or cash or other property by reason of a merger, consolidation, recapitalization, reorganization or similar corporate transaction, such securities and/or cash or other property shall be substituted for the Escrow Shares for purposes of this Agreement, and the parties shall agree to such equitable adjustments in the provisions of this Agreement as may be necessary to give effect to this sentence.

            4. VOTING. Prior to the Termination Date, the Escrow Agent will vote the Escrow Shares as directed by the respective Shareholders in writing and will execute any written consents to stockholder action or proxies as directed in writing by the respective Shareholders. In the absence of such written direction, the Escrow Agent shall not vote the Escrow Shares for any purpose and will not execute any consents to stockholder action or proxies.

            5.  CLAIMS FOR INDEMNITY.

            (a) Concurrently with the delivery of an Indemnity Notice under the Merger Agreement, Parent will deliver to the Escrow Agent a certificate in substantially the form of ANNEX I attached hereto (a "CERTIFICATE OF INSTRUCTION"). No Certificate of Instruction may be delivered by Parent after the close of business on the business day immediately preceding the Termination Date. The Escrow Agent shall give written notice to the Shareholders of its receipt of a Certificate of Instruction not later than the second business day next following receipt thereof, together with a copy of such Certificate of Instruction.

            (b) If the Escrow Agent (i) shall not, within thirty (30) calendar days following its receipt of a Certificate of Instruction (the "OBJECTION PERIOD"), have received from the Shareholders a certificate in substantially the form of ANNEX II attached hereto (an "OBJECTION CERTIFICATE") disputing their obligation to pay the Owed Amount referred to in such Certificate of Instruction, or (ii) shall have received such an Objection Certificate within the Objection Period and shall thereafter have received either (A) a certificate from Parent and the Shareholders substantially in the form of ANNEX III attached hereto (a "RESOLUTION CERTIFICATE") stating that Parent and the Shareholders have agreed that the Owed Amount referred to in such Certificate of Instruction (or a specified portion thereof) is payable to one or more of the Indemnified Parties or (B) a copy of a final, nonappealable order of a court of competent jurisdiction (accompanied by a certificate of Parent substantially in the form of ANNEX IV attached hereto (a "LITIGATION CERTIFICATE")) stating that the Owed Amount referred to in such Certificate of Instruction (or a specified portion thereof) is payable to one or more of the Indemnified Parties by the Shareholders, then the Escrow Agent shall, on the second business day next following (A) the expiration of the Objection Period or (B) the Escrow Agent's receipt of a Resolution Certificate or a Litigation Certificate, as the case may be, deliver to Parent from each Shareholder's portion of the Escrow Shares (pro rata in accordance with paragraph (g) of this SECTION 5 hereto) a certificate or certificates evidencing in the aggregate that number of whole Escrow Shares (ignoring fractions), equal to the quotient obtained by dividing (x) the Owed Amount (or, if such Resolution Certificate or Litigation Certificate specifies that a lesser amount than such Owed Amount is payable, such lesser amount) by
(y) the Per Share Price (as hereinafter defined), calculated as of the date of the Litigation Certificate or the Resolution Certificate, as applicable, or if no Objection Certificate is received, the Certificate of Instruction. For purposes of this Agreement:

                  (A) "PER SHARE PRICE" as of any date, shall mean the arithmetic average of the closing sales price of a share of Parent Common Stock, as reported in the NASDAQ National Market System ("NMS") or any other exchange or quotation system on which the shares of Parent Common Stock are then listed or quoted, on each of the ten (10) Trading Days ending on and including the second Trading Day prior to such date; and

                  (B) "TRADING DAY" shall mean any day for which quotations are available in respect of shares of Parent Common Stock on the NMS.

            (c) The Escrow Agent shall give written notice to Parent of its receipt of an Objection Certificate not later than the second business day next following receipt thereof, together with a copy of such Objection Certificate. The Escrow Agent shall give written notice to the Shareholders of its receipt of a Litigation Certificate not later than the second business day next following receipt thereof, together with a copy of such Litigation Certificate.

            (d) Upon the payment by the Escrow Agent of the Owed Amount referred to in a Certificate of Instruction, such Certificate of Instruction shall be deemed canceled. Upon the receipt by the Escrow Agent of a Resolution Certificate or a Litigation Certificate and the payment by the Escrow Agent of the Owed Amount referred to therein, the related Certificate of Instruction shall be deemed canceled.

            (e) Upon Parent's determination that it has no claim or has released its claim with respect to an Owed Amount referred to in a Certificate of Instruction (or a specified portion thereof), Parent will promptly deliver to the Escrow Agent a certificate substantially in the form of ANNEX V attached hereto (a "PARENT CANCELLATION CERTIFICATE") canceling such Certificate of Instruction (or such specified portion thereof, as the case may be), and such Certificate of Instruction (or portion thereof) shall thereupon be deemed canceled. The Escrow Agent shall give written notice to the Shareholders of its receipt of a Parent Cancellation Certificate not later than the second business day next following receipt thereof, together with a copy of such Parent Cancellation Certificate.

            (f) Upon receipt of a final nonappealable order of a court of competent jurisdiction stating that none of the Owed Amount referred to in a Certificate of Instruction as to which the Shareholders delivered an Objection Certificate within the Objection Period is payable to any Indemnified Party by the Shareholders, the Shareholders may deliver a copy of such order (accompanied by a certificate of the Shareholders substantially in the form of ANNEX VI attached hereto (a "SHAREHOLDER CANCELLATION CERTIFICATE")) canceling such Certificate of Instruction, and such Certificate of Instruction shall thereupon be deemed canceled. The Escrow Agent shall give written notice to Parent of its receipt of a Shareholder Cancellation Certificate not later than the second business day next following receipt thereof, together with a copy of such Shareholder Cancellation Certificate.

            (g) To the extent that the Escrow Agent is required to deliver Escrow Shares to Parent hereunder, it shall obtain such shares from the escrow accounts maintained for the Shareholders on a PRO RATA basis based on the respective ownership of Escrow Shares set forth on SCHEDULE I hereto. Parent shall cause the transfer agent for the Parent Common Stock to cooperate with the Escrow Agent in providing replacement stock certificates for shares of Parent Common Stock in substitution for those held by the Escrow Agent in order to enable the Escrow Agent to make the distributions of Escrow Shares required under this Agreement.

            (h) No certificate shall be delivered pursuant to this SECTION 5 unless it shall have been prepared in good faith by the party delivering such certificate and represent a bona fide notice for purposes of this Agreement.

            6. RELEASE OF ESCROW SHARES. The Escrow Agent shall on May , 2001 (the "TERMINATION DATE") deliver to each Shareholder any dividends or other distributions received pursuant to SECTION 3 and a certificate or certificates evidencing the remaining number of such Shareholder's Escrow Shares, if any, less that number of Escrow Shares as shall represent (at the Per Share Price, calculated as of the date of receipt by the Escrow Agent of the Certificate of Instruction) any amounts designated in Certificates of Instruction received by the Escrow Agent prior to the Termination Date that have not been canceled in accordance with paragraph (d), (e) or (f) of SECTION 5. At such time on or following the Termination Date as all Certificates of Instruction received by the Escrow Agent prior to the Termination Date have been canceled in accordance with paragraph (d), (e) or (f) of SECTION 5, the Escrow Agent shall promptly deliver to each Shareholder the certificate or certificates evidencing such Shareholder's remaining Escrow Shares, if any, and this Agreement (other than SECTIONS 7, 8 and 9) shall automatically terminate.

            7. DUTIES AND OBLIGATIONS OF THE ESCROW AGENT. The duties and obligations of the Escrow Agent shall be limited to and determined solely by the provisions of this Agreement and the certificates delivered in accordance herewith, and the Escrow Agent is not charged with knowledge of or any duties or responsibilities in respect of any other agreement or document. In furtherance and not in limitation of the foregoing:

            (i) the Escrow Agent shall be fully protected in relying in good faith upon any written certification, notice, direction, request, waiver, consent, receipt or other document (including any such certification, notice, direction, request, waiver, consent, receipt or other document delivered by the Representative pursuant to SECTION 5 of this Agreement purportedly on behalf of the Shareholders) that the Escrow Agent reasonably believes to be genuine and duly authorized, executed and delivered;

            (ii) the Escrow Agent shall not be liable for any error of judgment, or for any act done or omitted by him, or for any mistake in fact or law, or for anything that he may do or refrain from doing in connection herewith; PROVIDED, HOWEVER, that notwithstanding any other provision in this Agreement, the Escrow Agent shall be liable for its willful misconduct or gross negligence or breach of this Agreement;

            (iii) the Escrow Agent may seek the advice of legal counsel selected with reasonable care in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties hereunder, and the Escrow Agent shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel;

            (iv) in the event that the Escrow Agent shall in any instance, after seeking the advice of legal counsel pursuant to the immediately preceding clause, in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to refrain from taking any action in that instance and its sole obligation, in addition to those of its duties hereunder as to which there is no such uncertainty, shall be to keep safely all property held in escrow until the Escrow Agent shall be directed otherwise in writing by each party hereto or by a final, nonappealable order of a court of competent jurisdiction; PROVIDED, HOWEVER, in the event that the Escrow Agent has not received such written direction or court order within one hundred eighty (180) calendar days after requesting the same, the Escrow Agent shall have the right to interplead Parent and the Shareholders in any court of competent jurisdiction and request that such court determine his rights and duties hereunder; and

            (v) the Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through agents or attorneys selected with reasonable care, nothing in this Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as fiduciary or otherwise in any jurisdiction other than the State of New York, and the Escrow Agent shall not be responsible for and shall not be under a duty to examine into or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any agreement amendatory or supplemental hereto.

            8. COOPERATION. Parent and the Shareholders shall provide to the Escrow Agent all instruments and documents within their respective powers to provide that are necessary for the Escrow Agent to perform its duties and responsibilities hereunder.

            9. FEES AND EXPENSES; INDEMNITY. Parent shall pay the fees of the Escrow Agent for its services hereunder as and when billed by the Escrow Agent, and each shall reimburse and indemnify the Escrow Agent for, and hold the Escrow Agent harmless against any loss, damages, cost or expense, including but not limited to attorneys' fees, reasonably incurred by the Escrow Agent in connection with the Escrow Agent's performance of its duties and obligations under this Agreement, as well as the reasonable costs and expenses of defending against any claim or liability relating to this Agreement; PROVIDED that notwithstanding the foregoing, Parent shall not be required to indemnify the Escrow Agent for any such loss, liability, cost or expense arising as a result of the Escrow Agent's willful misconduct or gross negligence or breach of this Agreement.

            10. RESIGNATION AND REMOVAL OF THE ESCROW AGENT.

            (a) The Escrow Agent may resign as such not less than thirty (30) calendar days following the giving of prior written notice thereof to the Shareholders and Parent. In addition, the Escrow Agent may be removed and replaced on a date designated in a written instrument signed by the Shareholders and Parent and delivered to the Escrow Agent. Notwithstanding the foregoing, no such resignation or removal shall be effective until a successor escrow agent has acknowledged its appointment as such as provided in paragraph (c) below. In either event, upon the effective date of such resignation or removal, the Escrow Agent shall deliver the Escrow Shares and any dividends and other distributions received in respect thereof and not previously distributed to Parent or the Shareholders, together with earnings thereon, if any, to such successor escrow agent, together with such records maintained by the Escrow Agent in connection with its duties hereunder and other information with respect to the Escrow Shares as such successor may reasonably request.

            (b) If a successor escrow agent shall not have acknowledged its appointment as such as provided in paragraph (c) below, in the case of a resignation, prior to the expiration of thirty (30) calendar days following the date of a notice of resignation or, in the case of a removal, on the date designated for the Escrow Agent's removal, as the case may be, because the Shareholders and Parent are unable to agree on a successor escrow agent, or for any other reason, the Escrow Agent may select a successor escrow agent (which shall be a depositary institution or trust company with offices in New York, New York having combined capital and surplus of at least $100 million) and any such resulting appointment shall be binding upon all of the parties to this Agreement.

            (c) Upon written acknowledgment by a successor escrow agent appointed in accordance with the foregoing provisions of this Section of its agreement to serve as escrow agent hereunder and the receipt of the Escrow Shares and dividends and other distributions received in respect thereof and not previously distributed to Parent or the Shareholders, together with earnings thereon, if any, the Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Agreement, subject to the proviso contained in clause (ii) of SECTION 7, and such successor escrow agent shall for all purposes hereof be the Escrow Agent.

            11. NOTICES. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given if delivered personally or by facsimile transmission or mailed by certified or registered mail, return receipt requested, to the parties at the following addresses or facsimile numbers:

                  If to Parent, to:

                  HotJobs.com, Ltd.
                  24 West 40th Street
                  14th Floor
                  New York, NY 10018
                  Facsimile No.:  (212) 944-8962
                  Attn:  David Brensilber, Esq.

                  with a copy to:

                  Milbank, Tweed, Hadley & McCloy LLP
                  1 Chase Manhattan Plaza
                  New York, New York  10005
                  Facsimile No.:  (212) 530-5219
                  Attn:  Robert S. Reder, Esq.

                  If to any Shareholder, to the Representative, to:

                  General Atlantic Partners 60, L.P.
                  c/o General Atlantic Service Corp.
                  3 Pickwick Lane
                  Greenwich, CT 06830
                  Facsimile No.:  203-618-9207
                  Attn:  Mathew Nimetz


                  with a copy to:

                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, NY  10019-6064
                  Facsimile No.: (212) 757-3990
                  Attn:  Douglas A. Cifu, Esq.

                  If to the Escrow Agent, to:

                  United States Trust Company of New York
                  Corporate Trust Administration
                  114 West 47th Street - 25th Floor
                  New York, NY 10036
                  Facsimile No.:  (212) 852-1626/7
                  Attn:  Timothy J. Shea

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt if received on a business day during normal business hours, and if not then received, on the next business day, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

            12. AMENDMENTS, ETC. This Agreement may be amended or modified, and any of the terms hereof may be waived, only by a written instrument duly executed by or on behalf of

Parent and the Shareholders and, with respect to any amendment that would adversely affect the Escrow Agent, the Escrow Agent. No waiver by any party of any term or condition contained of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

            13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

            14. BUSINESS DAY. For all purposes of this Agreement, the term "business day" shall mean a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

            15. MISCELLANEOUS. This Agreement is binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                    HOTJOBS.COM, LTD.


                                    By:  /s/ Richard Johnson
                                        ----------------------------
                                         Name:  Richard Johnson
                                         Title:  President & CEO

                                    RESUMIX INC.


                                    By:  /s/ Stephen J. Ciesinski
                                        --------------------------------
                                         Name:  Stephen J. Ciesinski
                                         Title:  President and CEO


                                    DOUBLE DIAMOND ASSOCIATES, LLC


                                    By:  /s/ Stephen J. Ciesinski
                                        --------------------------------
                                         Name:  Stephen J. Ciesinski
                                         Title: Trustee


                                         /s/ Stephen J. Ciesinski
                                    ------------------------------------
                                         STEPHEN J. CIESINSKI


                                    CERIDIAN CORPORATION


                                    By:  /s/ A. Reid Shaw
                                        --------------------------------
                                         Name:  A. Reid Shaw
                                         Title: VP and Asst. Sec.


                                    GENERAL ATLANTIC PARTNERS 48, L.P.


                                    By:  General Atlantic Partners, LLC,
                                         its general partner

                                          By:  /s/ David C. Hodgson
                                              --------------------------
                                               Name:  David C. Hodgson
                                               Title: Trustee


                                    GAP COINVESTMENT PARTNERS, L.P.


                                    By:  /s/ David C. Hodgson
                                        --------------------------------
                                         Name:  David C. Hodgson
                                         Title: A General Partner

                                    GENERAL ATLANTIC PARTNERS 60, L.P.


                                    By:  General Atlantic Partners, LLC,
                                         its general partner

                                          By:  /s/ David C. Hodgson
                                             ---------------------------
                                               Name:  David C. Hodgson
                                               Title: Trustee


                                    GAP COINVESTMENT PARTNERS II, L.P.


                                    By:  /s/ David C. Hodgson
                                        --------------------------------
                                         Name:  David C. Hodgson
                                         Title: A General Partner

                                    UNITED STATES TRUST COMPANY
                                    OF NEW YORK


                                    By:  /s/ Glenn E. Mitchell
                                        --------------------------------
                                         Name:  Glenn E. Mitchell
                                         Title: Vice President

                                                                      SCHEDULE I


SHAREHOLDER                             NUMBER OF ESCROW SHARES

Ceridian Corporation                            159,459
8100 34th Avenue South
Minneapolis, MN 55425
Attention:  A. Reid Shaw

General Atlantic Partners 48, L.P.              116,954
c/o General Atlantic Service Corporation
3 Pickwick Plaza
Greenwich, CT 06830
Attention:  David A. Rosenstein

GAP Coinvestment Partners, L.P.                  22,318
c/o General Atlantic Service Corporation
3 Pickwick Plaza
Greenwich, CT 06830
Attention:  David A. Rosenstein

General Atlantic Partners 60, L.P.               16,662
c/o General Atlantic Service Corporation
3 Pickwick Plaza
Greenwich, CT 06830
Attention:  David A. Rosenstein

GAP Coinvestment Partners II, L.P.               3,521
c/o General Atlantic Service Corporation
3 Pickwick Plaza
Greenwich, CT 06830
Attention:  David A. Rosenstein

Double Diamond LLC                               34,432
890 Ross Drive
Sunnyvale, CA 94089
Attention:  Stephen J. Ciesinski

Ciesinski, Stephen J.                             5,936
c/o Resumix, Inc.
890 Ross Drive
Sunnyvale, CA 94089

                                                                         ANNEX I


                           CERTIFICATE OF INSTRUCTION

                                       TO

                   UNITED STATES TRUST COMPANY OF NEW YORK,

                                 AS ESCROW AGENT


            The undersigned, HotJobs.com, Ltd., a Delaware corporation ("PARENT"), pursuant to Section 5(a) of the Escrow Agreement dated as of May 11, 2000 among Parent, the other individuals and entities signatory thereto (collectively, the "SHAREHOLDERS") and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby:

            (a) certifies that (i) Parent or another Indemnified Party has sent to the Shareholders an Indemnity Notice (as such term is defined in the Merger Agreement), a copy of which is attached hereto, and (ii) the amount of $___________ (the "OWED AMOUNT") is payable to the Indemnified Parties by the Shareholders pursuant to Section 12.01 of the Merger Agreement by reason of the matter described in such Indemnity Notice;

            (b) certifies that the Indemnity Notice has been rendered by Parent in good faith and that the Shareholders and the Escrow Agent may rely on such good faith determination; and

            (c) instructs you to deliver to Parent certificates evidencing in the aggregate that number of whole Escrow Shares (ignoring fractions), valued at the Per Share Price, equal to the Owed Amount (i) within two business days following the expiration of the Objection Period, unless you receive an Objection Certificate from the Shareholders prior to the expiration of the Objection Period or (ii) if you receive an Objection Certificate within the Objection Period, within two business days following your receipt of a Resolution Certificate or an Arbitration Certificate.

                                    HOTJOBS.COM, LTD.


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:

Dated:           ,
      ----------- -----

                                                                        ANNEX II



                              OBJECTION CERTIFICATE

                                       TO

                   UNITED STATES TRUST COMPANY OF NEW YORK,

                                 AS ESCROW AGENT


            The undersigned, [__________________________], acting in its capacity as the Representative pursuant to Section 5(b) of the Escrow Agreement dated as of May 11, 2000 among HotJobs.com, Ltd., a Delaware corporation ("PARENT"), the other individuals and entities signatory thereto (collectively, the "SHAREHOLDERS") and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby:

            (a) disputes that the Owed Amount referred to in the Certificate of Instruction dated _________, ____ is payable to the Indemnified Parties by the Shareholders pursuant to Section 12.01 of the Merger Agreement;

            (b) certifies that the undersigned has sent to Parent a written statement dated ___________, ____, a copy of which is attached hereto, disputing the liability of the Shareholders to the Indemnified Parties for the Owed Amount;

            (c) objects to your making payment to Parent as provided in such Certificate of Instruction; and

            (d) certifies that this Objection Certificate is being rendered by the Shareholders in good faith and that Parent and the Escrow Agent may rely on such good faith determination.



                                    --------------------------------
                                          [Representative]



Dated:           ,
      ----------- -----

                                                                       ANNEX III

                             RESOLUTION CERTIFICATE

                                       TO

                   UNITED STATES TRUST COMPANY OF NEW YORK,

                                 AS ESCROW AGENT


            The undersigned, HotJobs.com, Ltd., a Delaware corporation ("PARENT"), and [________________________], acting in its capacity as the Representative pursuant to Section 5(b) of the Escrow Agreement dated as of May 11, 2000 among Parent, the other individuals and entities signatory thereto (collectively, the "SHAREHOLDERS") and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby:

            (a) certify that (i) Parent and the Shareholders have resolved their dispute as to the matter described in the Certificate of Instruction dated __________, ____ and the related Objection Certificate dated ___________,
      ____ and (ii) the final Owed Amount with respect to the matter described in such Certificates is $______________;

            (b) instruct you to deliver to Parent certificates evidencing in the aggregate that number of whole Escrow Shares (ignoring fractions), valued at the Per Share Price, equal to the Owed Amount referred to in clause
      (ii) of paragraph (a) above within two business days following your receipt of this Certificate;

            (c) agree that the Owed Amount designated in such Certificate of Instruction, to the extent, if any, it exceeds the Owed Amount referred to in clause (ii) of paragraph (a) above, shall be deemed not payable by the Shareholders to the Indemnified Parties and such Certificate of Instruction is hereby canceled; and

            (d) certify that this Resolution Certificate is being rendered by Parent and the Shareholders in good faith and that the Escrow Agent may rely on such good faith determination.

                                    HOTJOBS.COM, LTD.


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


                                       ---------------------------------
                                          [Representative]


Dated:           ,
      ----------- -----

                                                                        ANNEX IV



                             LITIGATION CERTIFICATE

                                       TO

                   UNITED STATES TRUST COMPANY OF NEW YORK,

                                 AS ESCROW AGENT


            The undersigned, HotJobs.com, Ltd., a Delaware corporation ("PARENT"), pursuant to Section 5(b) of the Escrow Agreement dated as of May 11, 2000 among Parent, the other individuals and entities signatory thereto (collectively, the "SHAREHOLDERS") and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby:

            (a) certifies that (i) attached hereto is a final, nonappealable order of a court of competent jurisdiction resolving the dispute between Parent and the Shareholders as to the matter described in the Certificate of Instruction dated ____________, ____ and the related Objection Certificate dated ____________, ____ and (ii) the final Owed Amount with respect to the matter described in such Certificates, as provided in such order, is $______________;

            (b) instructs you to deliver to Parent certificates evidencing in the aggregate that number of whole Escrow Shares (ignoring fractions), valued at the Per Share Price, equal to the Owed Amount referred to in clause (ii) of paragraph (a) above, within two business days following your receipt of this Certificate;

            (c) agrees that the Owed Amount designated in such Certificate of Instruction, to the extent, if any, it exceeds the Owed Amount referred to in clause (ii) of paragraph (a) above, shall be deemed not payable by the Shareholders to the Indemnified Parties and such Certificate of Instruction is hereby canceled; and

            (d) certifies that this Litigation Certificate is being rendered by Parent in good faith and that Parent and the Shareholders and the Escrow Agent may rely on such good faith determination.

                                    HOTJOBS.COM, LTD.


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:

Dated:           ,
      ----------- -----

                                                                         ANNEX V



                         PARENT CANCELLATION CERTIFICATE

                                       TO

                   UNITED STATES TRUST COMPANY OF NEW YORK,

                                 AS ESCROW AGENT


            The undersigned, HotJobs.com, Ltd., a Delaware corporation ("PARENT"), pursuant to Section 5(e) of the Escrow Agreement dated as of May 11, 2000 among Parent, the other individuals and entities signatory thereto (collectively, the "SHAREHOLDERS") and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby:

            (a) certifies that (i) it hereby releases its claim against the Shareholders with respect to [all] [specify portion] of the Owed Amount designated in the Certificate of Instruction dated _____________, ____ and
      (ii) as a result the Owed Amount with respect to such Certificate of Instruction is $__________;

            (b) agrees that such Certificate of Instruction is, to the extent released as provided in clause (i) of paragraph (a) above, canceled; and

            (c) certifies that this Parent Cancellation Certificate is being rendered by Parent in good faith and that Parent and the Shareholders and the Escrow Agent may rely on such good faith determination.

                                    HOTJOBS.COM, LTD.


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


Dated:           ,
      ----------- -----

                                                                        ANNEX VI



                      SHAREHOLDER CANCELLATION CERTIFICATE

                                       TO

                   UNITED STATES TRUST COMPANY OF NEW YORK,

                                 AS ESCROW AGENT


            The undersigned, [___________________], acting in its capacity as Representative pursuant to Section 5(f) of the Escrow Agreement dated as of May 11, 2000 among HotJobs.com, Ltd., a Delaware corporation ("PARENT"), the other individuals and entities signatory thereto (collectively, the "SHAREHOLDERS") and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby certifies that (i) attached hereto is a final, nonappealable order of a court of competent jurisdiction resolving the dispute between Parent and the Shareholders as to the matter described in the Certificate of Instruction dated ____________, ____ and the related Objection Certificate dated ____________, ____, (ii) as provided in such order, there is no Owed Amount with respect to the matter described in such Certificate, and (iii) certifies that this Shareholder Cancellation Certificate is being rendered by the Shareholders in good faith and that Parent and the Escrow Agent may rely on such good faith determination.


                                    -----------------------------
                                          [Representative]




Dated:           ,
      ----------- -----